                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 14, 2002

                       INTERNATIONAL TOTAL SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

      Ohio                    0-23073                         34-1264201
(State or Other        (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)

                        ---------------------------------

                                  Crown Centre
                         5005 Rockside Road, Suite 1200
                            Independence, Ohio 44131
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  216-642-4522
              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events

                  As previously disclosed, on September 13, 2001 International Total Services, Inc. and six of its wholly-owned subsidiaries (collectively, the "Company") filed voluntary petitions for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court in the Eastern District of New York (the "Bankruptcy Court"). On August 2, 2002, the Company submitted to the Bankruptcy Court its Monthly Operating Report for the period June 1, 2002 through June 30, 2002, a copy of which (other than exhibits thereto providing copies of individual bank account statements and reconciliations and listings of aged accounts payable and accounts receivable) is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  Item 7(c).  Exhibits.

                  99.1 Monthly Operating Report for the period June 1, 2002 through June 30, 2002 (other than exhibits thereto providing copies of individual bank account statements and reconciliations and listings of aged accounts payable and accounts receivable) as filed with the United States Bankruptcy Court in the Eastern District of New York.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL TOTAL SERVICES, INC.


Dated:   August 16, 2002      By:       /s/ Ronald P. Koegler
                                       -----------------------------------------
                                       Ronald P. Koegler
                                       Executive Vice President and
                                       Controller


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